                                                                      EXHIBIT 16

U.S. Securities and Exchange Commission
Washington, DC  20549


       We agree with the disclosures contained in the Amendment No. 1 to the Registration Statement on Form 10-SB of PageActive Holdings, Inc.


BARRY L. FRIEDMAN, P.C.,
CERTIFIED PUBLIC ACCOUNTANT



         /s/ Barry L. Friedman
         ------------------------
         By:  Barry L. Friedman
         Its:

         Date 8/7/200
              -------